SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549

                           -------------------

                                 FROM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported): January 28, 1998

              TRUST CREATED BY BLOCK MORTGAGE FINANCE, INC.
  (under a Pooling and Servicing Agreement dated as of January 1, 1998, which Trust is the Issuer of Block Mortgage Finance
                Asset Backed Certificates, Series 1998-1)
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          (Exact name of registrant as specified in its charter)

                                 New York
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              (State or other jurisdiction of incorporation)

333-14041                                 Applied For
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(Commission File Number)             (IRS Employer Identification No.)

      3 Park Plaza, 16th Floor
      Irvine, California
      Attention: Block Mortgage Finance
      Asset Backed Certificates, Series 1998-1            92614
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       (Address of principal executive offices)          (Zip Code)

     Registrant's telephone number, including area code: 714-253-7575

                              Not applicable
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      (Former name or former address, if changed since last report)


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ITEM 5.    OTHER MATTERS
          This information is being filed in accordance with the provisions of Rule 463 and Rule 701 regarding the use of proceeds in connection with the Block Mortgage Finance Asset Backed Certificates, Series 1998-1. This offering represents the third take-down of the shelf registration statement filed by Block Mortgage Finance, Inc. on January 22, 1997.

     1.   The offering for the securities commenced on January 28, 1998.

     2. The managing underwriters for the transaction were Morgan Stanley & Co., Incorporated and Salomon Brothers Inc.

     3.   The following debt securities were issued:

                a. Block Mortgage Finance Asset Backed Certificates, Series 1998-1, Class A-1;
                b. Block Mortgage Finance Asset Backed Certificates, Series 1998-1, Class A-2;
                c. Block Mortgage Finance Asset Backed Certificates, Series 1998-1, Class A-3;
                d. Block Mortgage Finance Asset Backed Certificates, Series 1998-1, Class A-4;
                e. Block Mortgage Finance Asset Backed Certificates, Series 1998-1, Class A-5;
                f. Block Mortgage Finance Asset Backed Certificates, Series 1998-1, Class A-6

     4.   No class of convertible securities is being registered.

     5. The following representing the aggregate offering price of securities registered and sold to date for the account of the issuer.

             Amount         Aggregate Price of        Amount   Aggregate Price
            Registered    Offering Amt. Registered     Sold     of Amount Sold

Class A-1  40,400,000          40,391,668         40,400,000        40,391,668

Class A-2  18,500,000          18,479,948         18,500,000        18,479,948

Class A-3  10,900,000          10,893,751         10,900,000        10,893,751

Class A-4  13,000,000          12,984,411         13,000,000        12,984,411

Class A-5   9,200,000           9,190,950          9,200,000         9,190,950

Class A-6  92,320,000          92,320,000         92,320,000        92,320,000

Total     184,320,000         184,260,728        184,320,000       184,260,728

     6. The following are reasonable estimates of the amount of expenses incurred for the issuer's account in connection with the issuance and distribution of the securities registered:

                  Underwriting discounts and commissions          $509,263
                  Other Expenses                                   550,000
                                                                   -------
                  Total Expenses                                 1,059,263

     7. Net offering proceeds of $183,201,465 will be used for the purpose of acquisition of mortgages. There is no material change in the use of proceeds as described in the prospectus.
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           OTHER EVENTS
          Attached hereto is a copy of the Statement to Certificateholders with respect to the February, 1998, distribution to Certificateholders, as provided to the Certificateholders by the Trustee.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Exhibit 99.1
               Statement to Certificateholders Relating to February, 1998, Distributions to Holders of Block Mortgage Finance Asset Backed Certificates, Series 1998-1.

         [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]







































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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BLOCK MORTGAGE FINANCE, INC., as
                                    Registrant


Date: March ___, 1998               By:   /s/ Bret G. Wilson
                                          ------------------
                                    Bret G. Wilson, President























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                              EXHIBIT INDEX

Exhibit No.                         Description

      99.1                     Statement to Certificateholders
                               Relating to February, 1998, Distributions to Holders of Block Mortgage
                               Finance Asset Backed Certificates,
                               Series 1998-1







































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                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BLOCK MORTGAGE FINANCE, INC., as
                                    Registrant

Date: March ____, 1998              By:   ____________________________________
                                          Bret G. Wilson, President